UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-696

T. Rowe Price Small-Cap Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Small-Cap Stock Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The small-cap market started strong out of the box in 2011, as investors continued to aggressively chase returns. However, market volatility increased following the Japanese earthquake, unrest in the Middle East and North Africa, a surge in gas prices, the continued decline in home prices, and a disconcerting increase in the unemployment rate. Fortunately, the economic news began to improve in late June as manufacturing showed signs of accelerating, gas prices fell, and investors gained more certainty over the continuing European debt crisis. In this environment, your fund generated strong results.

Despite increased market volatility and continued economic pressures, our Small-Cap Stock Fund gained solid ground in the last six months, advancing 8.57% and surpassing the returns of the Russell 2000 and the Lipper Small-Cap Core Funds Indexes. The fund’s long-term relative performance remains strong. Based on cumulative total return, Lipper ranked the Small-Cap Stock Fund 57 of 750, 21 of 675, 81 of 529, and 90 of 311 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2011, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

Much as last year’s economic soft patch proved to be fleeting, we believe the environment remains positive for the U.S. economy and stocks. We think well-known employment and debt woes are adequately reflected in current prices. As of this writing, we see few signs from our companies to indicate that the economic expansion is coming to an end. In our view, the economy will likely move to a self-sustaining recovery, and job growth and subsequent spending should lead to a rebound in corporate, consumer, and investor confidence. While the economy, at a current rate of 2% annual growth, is certainly vulnerable to a “shock induced” slowdown, we don’t yet see it.

Nonetheless, we remain cautious about valuations in the small-cap market. Small-cap shares reached relative valuation levels earlier this spring that had rarely been breached in recent decades. Typically, such extreme valuation levels lead to a period of sector underperformance. There will be more on this in our outlook.

PERFORMANCE REVIEW

As noted previously, our portfolio outperformed the unmanaged Russell 2000 Index by over 200 basis points in the first half of 2011. The health care, information technology, industrials and business services, and consumer discretionary sectors contributed to performance, while energy and consumer staples weighed on returns.

Our health care holdings rose almost 26%, nearly double the Russell’s health care sector return. We benefited from owning Amerigroup, Pharmasset, Regeneron Pharmaceuticals, Centene, and Vertex. The Medicaid health maintenance organization sector continued to outperform as fundamentals remain positive and growth prospects improve. These shares are currently in the investors’ “sweet spot” as they combine the defensive attributes and strong growth prospects from health care reform. Amerigroup and Centene each reported strong first-quarter earnings, and their shares advanced sharply. Biotechs Pharmasset and Vertex benefited from favorable news in hepatitis C drug development programs. Early prescription data show the Vertex drug, named Incivek, has taken significant share in its first month in this potentially multibillion dollar market. Regeneron posted strong returns as the firm made excellent progress on its drug for wet age-related macular degeneration, or AMD. The firm achieved priority review status for the drug by the Food and Drug Administration last April, and we eagerly await its decision, due in August. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Information technology shares gained about 13% versus the index’s nearly 8% increase. Software firms Cadence Design Systems, Ariba, and Opnet Technologies gained on strong earnings. Cadence, the second-largest provider of electronic design automation software, has outgrown its competition due to increased product demand and the recent model shift to 90% ratable bookings. Ariba, an on-demand Internet management software provider, has posted strong quarterly results as the firm’s online request for proposal bidding network expands. Opnet has generated interest and sales in its application performance management product, which has driven a series of beat-and-raise quarters for the firm. Other winners in technology included GT Solar, which gained sharply due to strong orders for its recently acquired sapphire furnace business for the light-emitting diode sector. FEI reported a great quarter early in 2011, as the firm enjoyed a cyclical rebound in electronics and renewed spending on its tools used in nanotechnology research.

We continued our string of strong stock selection in industrials and business services. The portfolio benefited from owning Gardner Denver, General Cable, Graco, and EnPro Industries. Gardner Denver continues to benefit from CEO Barry Pennypacker’s lean initiatives and strong growth in its energy segments. General Cable, which makes products for infrastructure and utility markets, reported two solid quarters in 2011, and it sees strength across the globe. Graco gained as its industrial products sales soared and its construction segment picked up after a long period of dormancy. EnPro manufactures industrial seals, bearings, and aftermarket parts for compressors. We like the high free cash flow generated by the seals and bearings segments, and we view the expansion of natural gas infrastructure in North America and Europe as a growth potential for the compressor service business. We believe EnPro is trading below fair value based on discounted cash flow analysis.

BJ’s Restaurants and Under Armour had outstanding results in the consumer discretionary sector. BJ’s reported stellar first-quarter earnings, while Under Armour, a Baltimore company, advanced on strong quarterly results. The firm recently hosted an upbeat analyst day, showcasing its new products in footwear and apparel. Its Charged Cotton line has received strong consumer response.

Other strong performers were Rockwood Holdings and Cubist Pharmaceuticals. Rockwood is a well-managed industrials firm solidly positioned, with low-cost lithium reserves used in electric vehicle batteries. The firm announced a 20% price increase in June that should further drive lithium profits. Cubist reported favorable phase two results for its new gram-positive antibiotic. It has also settled patent litigation with Teva over the generic version of its drug CUBICIN, which should provide clarity on revenues for many years.

In the energy sector, Forest Oil and Venoco declined. Forest Oil, a longtime holding, is heavily levered to the production of natural gas, which has lagged the significant increase in crude prices. However, we plan to retain the stock as it has some fine assets in the Granite Wash reserves centered over Oklahoma, which have recently caught investors’ fancy. Venoco is an exploration and production company with a novel production opportunity in California’s Monterey shale. While somewhat speculative, we believed the assets were intriguing. Unfortunately, the firm has yet to realize a significant level of success from the drill bit. Nonetheless, we continue to hold shares.

We had a minor loss in the consumer staples sector, with nearly all of the negative performance due to sector underweight versus the benchmark. The sector composes only about 3% of the index and has few cheap stocks. It is a preferred haven for the “risk off” investor and was one of the leading performers. While we fared well with modest holdings in dairy producer Dean Foods and bakery Flowers Foods, we gave up some ground in Fresh Market, where modestly disappointing comparable-store sales led some investors to exit the shares. Nonetheless, Fresh Market is a fast-growing specialty grocer with only 100 stores and a long runway for growth. We believe it can expand to more than 500 stores over the longer term. Confusing first-quarter same-store sales comparisons due to a retail calendar shift needlessly hurt the share price, providing us with an excellent opportunity to round up our position.

In financial services, we lost ground in mortgage insurer Radian and nonstandard auto insurer Infinity Property and Casualty. Radian continues to struggle with credit in its mortgage guaranty business due to the continued housing decline, causing investors to fret that the firm’s loss reserves may prove insufficient. There also has been uncertainty introduced by the still-to-be-written Dodd-Frank financial regulations on what will actually constitute a qualifying residential mortgage, or QRM. Should the QRM specify a large down payment, private mortgage insurance might prove less attractive than a federally insured Federal Housing Administration loan. We have mitigated this risk through modest position sizes in our Radian and MGIC Investment holdings. Infinity dipped as first-quarter results fell behind investor expectations and the previous year’s results. Infinity has had a long stream of solid quarters, driven, in part, by modest reserve release. Investors, of course, now fear the reserve well may be running dry.

In technology, our poor performers included Progress Software, which dropped on disappointing earnings. The firm stepped up sales and marketing expenses after likely underspending in 2010. Finisar, the optical components producer, fell as bloated inventories and lackluster Chinese demand hurt shares. Ixia, a key provider of communications test equipment, also fell amid weak results from Finisar, share losses at top customer Cisco, and economic fears surrounding the technology supply chain and a potential demand-induced slowdown. Nonetheless, we added to Finisar and Ixia on weakness as we believe the longer-term outlook for this market segment remains favorable.

Other losers included MedAssets, which tripped up due to poor fundamentals and even worse execution. The firm’s growth rate may be slower than expected. American Woodmark declined on weakness in housing. The maker of components for homebuilding has increased its presence in the marketplace in the downturn, but the industry remains fiercely competitive given poor housing starts and significant excess capacity.

PORTFOLIO STRATEGY

On the Buy Side
From a sector perspective, our largest purchases were concentrated in technology. While we remain underweight in the sector, we have begun easing back in. Economic concerns, fears of a post-earthquake Japanese components disruption, and slowing Chinese consumption prompted us to find value in software, communications equipment, and semiconductors.

In software, we purchased RealD, Concur Technologies, and QLIK Technologies. RealD is an attractive long-term investment as a global licensor of 3D technologies, which possesses superior and extensive intellectual property, growing global brand awareness, many long-term contracts, and a scalable operating model. Concerns about a weak slate of summer 3D movies brought an excellent opportunity to add to our holdings. Concur is an on-demand provider of travel and expense software that enables consumers to automate travel and booking, expense reports, and reimbursement for large enterprises. A full 90% of its revenues are generated on a subscription basis, and the firm’s 97% renewal rate speaks volumes about its quality product. Concur has partnered with American Express to leverage American Express’ worldwide sales force and to promote Concur’s travel software. We use the product at T. Rowe Price, and it efficiently streamlines the entire process. Concur shares dipped in line with other technology shares, giving us an attractive entry point. QLIK Technologies enables real time business intelligence and associative scenario analysis utilizing dynamic random access memory. The software QLIKView combines enterprise-class business analytics with the simplicity and ease of use of office productivity software. This inexpensive, easy-to-use application helps business managers analyze their corporate data. As demand for business level data analysis blossoms and brand awareness for QLIK’s product grows, it is likely to gain share.

In the semiconductor area, we added Intersil and TriQuint Semiconductor. Intersil is a small analog chip maker executing a turnaround strategy under CEO David Bell. Intersil’s technology is used in a wide variety of consumer electronics and industrial applications. TriQuint produces amplifiers and filters heavily tied to smart-phone mobile application use. Apple appears to be a key customer, and the market is growing by 15% to 20% annually. We also added Avid, which provides solutions for digital media content creation, production, and editing. New product cycles, higher margin software sales, and expense control should enable Avid to grow revenues and earnings.

We also found interesting opportunities in the materials sector. We added Amcol and Schnitzer Steel. Amcol is a low-cost producer of the specialty clay bentonite and has a history of finding profitable new uses for this material. The company’s primary market is metal castings for auto parts. Schnitzer operates steel scrap recycling yards for steel producers and operates collection and processing facilities. The company is an excellent play on emerging markets demand as it has West Coast deepwater export facilities. In the chemicals space we added STR Holdings, a polymer products company levered to global growth in the solar power industry. In recent years, the firm has greatly benefited from government subsidies in the European Union market. Obvious fiscal concerns have provided us with an attractive entry point.

We made a new investment in Flowers Foods, one of the country’s leading baking companies. While Flowers faces near-term pressure from high wheat prices and a difficult retail environment, it has a solid long-term outlook, strong management, and underleveraged balance sheet. Treehouse Foods is a fine firm that suffered from rising raw materials costs in 2011. This drop gave us the opportunity to add shares of this high-quality, private-label bakery.

Other purchases of note included GSI Commerce, EnPro, and Toro. GSI is a retail-oriented “conglomerate” with business in back office retail Web processing, e-marketing major sports league licensing, and flash sale retailing under its Rue La La subsidiary. We were intrigued by the significant growth potential in the flash sale business and the company’s valuation. EBay confirmed our views, with an unexpected 50% premium takeover offer for the shares, which we sold for a profit. Toro makes lawn care and irrigation products. It has a long history of strong execution, quality lean production, and a solid focus on shareholder value. We sold our position in 2009 as we surmised the slowing economy might hurt sales but repurchased the shares at roughly the same price at which we sold them two years earlier. We believe the firm can prosper through its strong discipline in lean manufacturing and a disciplined and careful acquisition strategy.

On the Sell Side
Our most significant sales occurred in the energy segment, where stock appreciation and market capitalization consideration led us to reduce positions. Concho Resources completed an excellent deal for a private producer, which drove its market capitalization above our range, leading us to reduce position size. Similarly, Rocky Mountain refiner Holly completed a merger with Frontier, which also moved the shares out of our capitalization range. We eliminated the position. We reinvested a portion of these proceeds in Goodrich Petroleum and Contango Oil and Gas. Goodrich has tremendous leverage to an improving natural gas environment, which we believe is currently undervalued by the market. The firm also has a solid acreage position in the oil-rich Eagle Ford shale in east Texas, which should drive its net asset value higher even in a flat long-term commodity environment. Contango Oil and Gas has consistently built value though exploration and timely share repurchase.

We continued to moderate our holdings in the consumer discretionary space in the first half of 2011. Auto parts supplier TRW was a winner for us in 2009 and 2010, and a rise in its shares pushed its market capitalization beyond our range, leading us to eliminate the position. We also took profits in Leggett & Platt, a diversified manufacturer of bedding and furniture components. We eliminated J. Crew after the firm agreed to a private equity-led buyout earlier in 2011.

The financial crisis gave us the opportunity to purchase a number of mid-cap companies at small-cap bargain prices. We cut our holdings in New York office real estate investment trust SL Green Realty, as the shares rallied following a rapid recovery in premium Manhattan office space. Similarly, we eliminated Tiffany after the firm recovered to full valuation and $10 billion market capitalization. We also benefited from a rapid recovery in the price of metallurgical coal. Walter Energy nearly doubled in the last year. Its recent merger with Western Coal looks intriguing, but its current $7.5 billion market capitalization has prompted us to reduce our position size. Other trims included Affiliated Managers Group and FactSet Research Systems.

Merger and acquisition activity also picked up in late 2010 and early 2011, forcing further turnover in our fund. We eliminated Baldor Electric, bought by ABB; Atheros Communications, purchased by Qualcomm; Tomotherapy, which was merged into Accuray Inc.; and Vital Images, which was purchased by Hitachi.

We sold FEI and DTS over near-term concerns. FEI is a global electron microspy leader that benefited from an exceptionally strong cyclical recovery in its electronics segment and strong growth in spending on instruments used in nanoscale research. The firm reported a stellar fourth quarter in early 2011, leading us to believe fundamentals were peaking. While DTS has a strong position in Blu-ray audio intellectual property licensing, we believe the shares may lose some of their luster as online video continues to gain traction. The firm also faces fierce competition in online video from Dolby Labs, which could affect DTS’s long-term growth trajectory after Blu-ray.

OUTLOOK

The fundamentals of small-cap stock outperformance are built on strong relative earnings growth and attractive relative valuation, combined with investor enthusiasm for the space. Small-caps historically benefit in the early stages of an economic recovery and wane as investors seek the stability of larger-cap investments. In mid-2011, our three-legged stool of earnings performance, valuation, and sentiment is certainly facing a challenge. Where do we go from here?

Small-caps have had better earnings growth than large-caps, as domestic companies have benefited from the huge fiscal and monetary stimulus following the financial crisis of 2008. However, in the beginning of 2011, small-cap earnings growth, while still solid versus large-caps, is now clearly decelerating. The current economic soft patch could induce a transition to large-caps as the U.S. economy slows and the prospect of further stimulus dims.

Valuation is certainly no longer compelling. Indeed, small-cap relative valuations have entered a phase rarely seen in the past 30 years. Investors appear to be willing to pay more than twice the value for small-cap earnings growth than large-caps at a time when earnings growth for the small-cap sector is most likely to slow. From these levels, the larger S&P 500 universe typically outperforms. Recent data show investor flows into the small-cap space have waned in recent periods. Time will tell whether the new level of small-cap risk aversion will mark the end of the cycle.

We have had extraordinary performance over the past few years, and our fundamental approach has added value. However, we would be remiss if we did not caution investors that at current valuation levels, small-caps typically underperform large-caps. We would also warn against assuming that the next 12 months will be as fruitful as the last year. We encourage shareholders to review their weightings in the small-cap sector and reallocate their holdings accordingly. While we believe that many economic issues are priced into equities, we think small-cap risk levels are currently higher than average. We don’t foresee the sector crashing but would not be surprised to see near-term underperformance against large-caps.

As always, we thank you for your continued support. We remain confident that our blend of growth and value will continue to add value to investors’ portfolios over the long term.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

July 14, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets and dividing by the number of shares of common stock outstanding.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 34.43	$ 26.94	$ 19.52	$ 30.39	$ 34.23	$ 32.81
Investment activities						
Net investment income (loss)	(0.03)	0.05	0.05	0.02	–	0.03
Net realized and unrealized gain (loss)	2.98	8.69	7.46	(10.20)	(0.64)	4.14
Total from investment activities	2.95	8.74	7.51	(10.18)	(0.64)	4.17
Distributions						
Net investment income	–	(0.05)	(0.04)	(0.01)	–	(0.02)
Net realized gain	–	(1.20)	(0.05)	(0.68)	(3.20)	(2.73)
Total distributions	–	(1.25)	(0.09)	(0.69)	(3.20)	(2.75)
NET ASSET VALUE						
End of period	**$ 37.38**	**$ 34.43**	**$ 26.94**	**$ 19.52**	**$ 30.39**	**$ 34.23**

Ratios/Supplemental Data

Total return(1)	8.57%	32.53%	38.46%	(33.35)%	(1.75)%	12.78%
Ratio of total expenses to average net assets	0.92%(2)	0.92%	0.95%	0.93%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets	(0.17)%(2)	0.18%	0.22%	0.06%	(0.01)%	0.08%
Portfolio turnover rate	12.0%	19.5%	28.2%	24.2%	21.7%	20.0%
Net assets, end of period (in millions)	$ 7,286	$ 6,518	$ 4,927	$ 3,535	$ 6,071	$ 7,065

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 34.20	$ 26.77	$ 19.38	$ 30.23	$ 34.06	$ 32.67
Investment activities						
Net investment income (loss)	(0.07)	(0.02)	–	(0.04)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	2.96	8.63	7.40	(10.13)	(0.63)	4.12
Total from investment activities	2.89	8.61	7.40	(10.17)	(0.71)	4.07
Distributions						
Net realized gain	–	(1.18)	(0.01)	(0.68)	(3.12)	(2.68)
NET ASSET VALUE						
End of period	$ 37.09	$ 34.20	$ 26.77	$ 19.38	$ 30.23	$ 34.06
Ratios/Supplemental Data						
Total return(1)	8.45%	32.25%	38.16%	(33.50)%	(1.96)%	12.52%
Ratio of total expenses to average net assets	1.14%(2)	1.16%	1.14%	1.14%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	(0.39)%(2)	(0.07)%	0.00%	(0.16)%	(0.23)%	(0.13)%
Portfolio turnover rate	12.0%	19.5%	28.2%	24.2%	21.7%	20.0%
Net assets, end of period (in thousands)	$ 311,837	$ 267,220	$ 206,904	$ 268,443	$ 505,102	$ 615,200

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 92.4%		
CONSUMER DISCRETIONARY 12.8%		
Auto Components 0.1%		
Strattec Security (1)	184,200	3,865
		3,865
Automobiles 0.0%		
Tesla Motors (2)	100,000	2,913
		2,913
Distributors 0.4%		
Pool	946,000	28,200
		28,200
Diversified Consumer Services 0.1%		
Matthews International, Class A	100,000	4,015
		4,015
Hotels, Restaurants & Leisure 3.8%		
BJ's Restaurants (2)	950,000	49,742
Bravo Brio Restaurant (2)	255,000	6,230
Brinker	1,410,000	34,488
Gaylord Entertainment (2)	847,000	25,410
Jack In the Box (2)	1,420,000	32,347
Panera Bread, Class A (2)	448,000	56,296
PF Chang's China Bistro	378,000	15,211
Red Robin Gourmet Burgers (2)	502,867	18,294
Sonic (2)	1,397,800	14,859
The Cheesecake Factory (2)	1,195,000	37,487
		290,364
Household Durables 0.8%		
Ethan Allen Interiors	241,874	5,149
Leggett & Platt	45,000	1,097
Libbey (2)	900,000	14,598
Meritage (2)	1,089,400	24,577

Union Drilling (2)	452,700	4,658
		129,197
Oil, Gas & Consumable Fuels 4.4%		
Bill Barrett (2)	1,519,200	70,415
Cloud Peak Energy (2)	1,871,700	39,867
Concho Resources (2)	440,000	40,414
Contango Oil & Gas (2)	450,000	26,298
Forest Oil (2)	896,000	23,932
GeoMet (2)	1,886,500	2,226
Goodrich Petroleum (2)	1,280,800	23,580
Oasis Petroleum (2)	2,300,000	68,264
Swift Energy (2)	499,700	18,624
Venoco (2)	773,400	9,853
Westmoreland Coal (2)	589,800	10,469
		333,942
Total Energy		463,139
FINANCIALS 14.2%		
Capital Markets 1.6%		
Affiliated Managers Group (2)	40,000	4,058
Cohen & Steers	921,000	30,531
Financial Engines (2)	1,307,200	33,883
Gleacher (2)	1,992,000	4,064
KBW	556,600	10,408
Penson Worldwide (2)	1,310,400	4,678
Piper Jaffray (2)	400,000	11,524
Pzena Investment Management, Class A	291,500	1,656
Waddell & Reed Financial, Class A	623,000	22,646
		123,448
Commercial Banks 4.4%		
East West Bancorp	1,456,443	29,435

Glacier Bancorp	1,929,000	26,003
Pinnacle Financial Partners (1)(2)	498,000	7,749
Prosperity Bancshares	896,000	39,263
Signature Bank (2)	996,000	56,971
Synovus Financial	4,582,000	9,531
TCF Financial	1,544,000	21,307
Texas Capital Bancshares (2)	1,087,400	28,088
Valley National Bancorp	2,046,383	27,851
Washington Trust Bancorp	614,900	14,124
WestAmerica Bank	647,000	31,865
Western Alliance Bancorp (2)	2,435,000	17,288
Zions Bancorporation	921,000	22,113
		331,588
Consumer Finance 0.0%		
Green Dot, Class A (2)	107,700	3,659
		3,659
Insurance 3.0%		
Assured Guaranty	1,262,600	20,593
Fortegra Financial (2)	757,100	5,936
HCC Insurance Holdings	1,056,000	33,264
Infinity Property & Casualty (1)	1,021,000	55,808
Markel (2)	101,800	40,395
RLI	420,000	26,006
SeaBright Holdings	751,800	7,443
Selective Insurance	2,157,000	35,094
		224,539
Real Estate Investment Trusts (REITs) 4.7%		
Acadia Realty Trust, REIT	659,000	13,398
CBL & Associates Properties, REIT	2,524,400	45,767
Chesapeake Lodging Trust	1,050,000	17,913
Colony Financial, REIT	571,800	10,332
Cousins Properties, REIT	1,881,132	16,065

DiamondRock Hospitality, REIT	4,650,000	49,895
EastGroup Properties, REIT	956,000	40,640
Equity One, REIT	1,351,000	25,183
Essex Property Trust, REIT	125,000	16,911
First Potomac Realty Trust, REIT	1,100,000	16,841
Kilroy Realty, REIT	697,000	27,525
LaSalle Hotel Properties, REIT	1,059,000	27,894
Parkway Properties, REIT	797,000	13,597
Pebblebrook Hotel Trust, REIT	407,500	8,227
SL Green Realty, REIT	120,000	9,944
Starwood Property Trust, REIT	798,900	16,385
		356,517

Thrifts & Mortgage Finance 0.5%

Capitol Federal Financial	1,800,000	21,168
MGIC Investment (2)	1,171,000	6,968
Radian	2,341,000	9,902
Walker & Dunlop (2)	239,400	3,184
		41,222
Total Financials		1,080,973

HEALTH CARE 12.5%

Biotechnology 5.2%

Alexion Pharmaceuticals (2)	1,156,000	54,367
Alkermes (2)	1,407,600	26,181
AMAG Pharmaceuticals (2)	299,000	5,621
BioMarin Pharmaceutical (2)	548,000	14,911
Cephalon (2)	139,000	11,106
Cubist Pharmaceuticals (2)	897,500	32,301
Exelixis (2)	2,285,200	20,476
Idenix Pharmaceuticals (2)	1,302,400	6,512
Incyte (2)	2,932,200	55,536
ONYX Pharmaceuticals (2)	209,300	7,388

PSS World Medical (2)	310,000	8,683
		324,958
Health Care Technology 0.3%		
MedAssets (2)	828,006	11,062
SXC Health Solutions (2)	236,600	13,941
		25,003
Life Sciences Tools & Services 0.2%		
Bruker (2)	697,000	14,191
		14,191
Pharmaceuticals 0.4%		
AVANIR Pharmaceuticals (2)	4,000,000	13,440
Medicines Company (2)	967,100	15,967
XenoPort (2)	583,000	4,151
		33,558
Total Health Care		952,611
INDUSTRIALS & BUSINESS SERVICES 18.7%		
Aerospace & Defense 1.6%		
American Science Engineering	400,000	32,000
Hexcel (2)	1,843,000	40,343
Moog, Class A (2)	573,000	24,937
Transdigm Group (2)	249,000	22,707
		119,987
Air Freight & Logistics 0.3%		
UTi Worldwide	1,146,000	22,565
		22,565
Airlines 0.3%		
Allegiant Travel (2)	498,000	24,651
		24,651

Building Products 0.7%		
A.O. Smith	270,000	11,421
American Woodmark (1)	781,843	13,542
Gibraltar Industries (2)	531,400	6,015
Quanex Building Products	1,550,000	25,404
		56,382
Commercial Services & Supplies 2.6%		
American Reprographics (1)(2)	2,540,000	17,958
Consolidated Graphics (1)(2)	675,000	37,091
EnergySolutions	870,100	4,298
Knoll	800,000	16,056
Mine Safety Appliances	1,096,000	40,925
Multi-Color (1)	961,000	23,727
Ritchie Bros. Auctioneers	550,000	15,120
Waste Connections	1,270,000	40,297
		195,472
Construction & Engineering 0.3%		
Insituform Technologies (2)	448,000	9,394
Quanta Services (2)	589,800	11,914
		21,308
Electrical Equipment 2.3%		
Acuity Brands	1,520,000	84,786
AZZ	384,377	17,604
General Cable (2)	1,352,592	57,593
Woodward	454,300	15,837
		175,820
Machinery 7.7%		
3-D Systems (2)	1,657,000	32,659
Cascade	368,200	17,515
Colfax (2)	520,000	12,896
EnPro Industries (2)	950,000	45,667

ESCO Technologies	783,000	28,814
Gardner Denver	896,000	75,309
Graco	925,000	46,861
Greenbrier Companies (2)	400,000	7,904
Harsco	200,000	6,520
IDEX	726,700	33,319
John Bean Technologies	1,046,000	20,209
Middleby (2)	250,000	23,510
RBC Bearings (2)	946,000	35,721
Sun Hydraulics	450,000	21,510
Tennant	850,000	33,941
Terex (2)	283,000	8,051
Toro	344,900	20,866
Valmont Industries	657,000	63,328
Wabtec	309,000	20,308
Watts Water Technologies, Class A	875,000	30,984
		585,892
Professional Services 0.6%		
CTPartners Executive Search (2)	286,100	3,419
Kforce (2)	1,434,000	18,757
Korn/Ferry (2)	722,000	15,877
RPX (2)	177,600	4,978
		43,031
Road & Rail 1.7%		
Celadon Group (2)	1,096,000	15,300
Heartland Express	100,400	1,663
Knight Transportation	2,605,000	44,259
Landstar System	757,000	35,185
RailAmerica (2)	2,250,000	33,750
		130,157
Trading Companies & Distributors 0.6%		
H&E Equipment Services (1)(2)	1,756,600	24,575

Interline Brands (2)	1,085,800	19,946
		44,521
Total Industrials & Business Services		1,419,786

INFORMATION TECHNOLOGY 16.0%

Communications Equipment 1.7%

ADTRAN	350,000	13,548
Aruba Networks (2)	650,000	19,207
Blue Coat Systems (2)	425,000	9,291
Emulex (2)	2,000,000	17,200
Finisar (2)	1,650,000	29,749
Harmonic (2)	1,250,000	9,038
Ixia (2)	1,700,000	21,760
Meru Networks (2)	400,000	4,804
Sonus Networks (2)	1,494,000	4,841
		129,438

Computers & Peripherals 0.6%

Avid Technology (2)	561,278	10,575
Fusion-io (2)	80,000	2,407
Synaptics (2)	847,000	21,802
Xyratex (2)	1,000,000	10,260
		45,044

Electronic Equipment, Instruments & Components 1.9%

Electro Rent	550,700	9,428
Elster Group, ADR (2)	1,610,000	26,372
Measurement Specialties (2)	510,000	18,207
Mercury Computer Systems (2)	566,000	10,573
National Instruments	225,000	6,680
Newport (2)	747,000	13,573
Orbotech (2)	1,150,000	14,662
Power-One (2)	1,700,000	13,770

TriQuint Semiconductor (2)	1,500,000	15,285
		254,468
Software 6.2%		
Ariba (2)	1,325,000	45,673
Bottomline Technologies (2)	822,000	20,312
Cadence Design Systems (2)	4,750,000	50,160
Commvault Systems (2)	498,000	22,136
Concur Technologies (2)	500,000	25,035
DynaVox, Class A (1)(2)	971,000	7,380
Epiq Systems	1,743,000	24,785
FactSet Research Systems	230,000	23,534
Fortinet (2)	850,000	23,197
Informatica (2)	100,000	5,843
Monotype Imaging Holdings (2)	780,900	11,034
OPNET Technologies	612,200	25,063
Progress Software (2)	1,606,500	38,765
Pros Holdings (2)	747,000	13,065
QLIK Technologies (2)	500,000	17,030
Quest Software (2)	1,250,000	28,412
RealD (2)	1,200,000	28,068
RealPage (2)	100,000	2,647
Sourcefire (2)	1,050,000	31,206
SS&C Technologies Holdings (2)	1,213,300	24,108
		467,453
Total Information Technology		1,217,302
MATERIALS 6.2%		
Chemicals 2.7%		
Arch Chemicals	1,138,700	39,217
Intrepid Potash (2)	374,000	12,155
Koppers	1,006,000	38,158
Rockwood Holdings (2)	1,419,000	78,456

Senomyx (2)	1,328,500	6,828
STR Holdings (2)	2,000,000	29,840
		204,654
Construction Materials 0.1%		
Martin Marietta Materials	90,000	7,197
		7,197
Metals & Mining 3.4%		
Adrian Steel (1)	13,000	6,240
AK Steel	1,665,000	26,240
AMCOL International	394,015	15,036
Coal Creek	9,295	3,988
Compass Minerals	478,000	41,141
Franco Nevada (CAD)	900,000	33,594
Haynes International (1)	644,300	39,902
Sandstorm Gold (CAD) (2)	2,292,400	2,829
Schnitzer Steel, Class A	756,100	43,551
Walter Energy	430,000	49,794
		262,315
Total Materials		474,166
TELECOMMUNICATION SERVICES 0.9%		
Diversified Telecommunication Services 0.7%		
Cogent Communications Group (2)	475,000	8,080
Premiere Global Services (2)	1,793,000	14,308
TW Telecom (2)	1,567,800	32,187
		54,575
Wireless Telecommunication Services 0.2%		
SBA Communications (2)	379,900	14,508
		14,508
Total Telecommunication Services		69,083

CONVERTIBLE BONDS 0.1%		
Terex, 4.00%, 6/1/15	2,866,000	5,424
Total Convertible Bonds (Cost $2,866)		5,424
SHORT-TERM INVESTMENTS 6.8%		
Money Market Funds 6.7%		
T. Rowe Price Reserve Investment Fund, 0.13% (1)(4)	505,083,841	505,084
		505,084
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.075%, 10/20/11 (5)	7,000,000	6,998
U.S. Treasury Bills, 0.177%, 7/28/11 (5)	500,000	500
U.S. Treasury Bills, 0.181%, 7/21/11 (5)	2,600,000	2,600
		10,098
Total Short-Term Investments (Cost $515,182)		515,182
Total Investments in Securities		
99.9% of Net Assets (Cost $5,449,748)		**$ 7,590,008**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Affiliated Companies
(2) Non-income producing
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $13,268 and represents 0.2% of net assets.
(4) Seven-day yield
(5) At June 30, 2011, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
ADR American Depository Receipts
CAD Canadian Dollar
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $5,449,748)	$ 7,590,008
Receivable for shares sold	13,497
Receivable for investment securities sold	7,280
Dividends and interest receivable	3,623
Variation margin receivable on futures contracts	1,300
Cash	39
Other assets	85
Total assets	7,615,832
Liabilities	
Payable for investment securities purchased	8,551
Investment management fees payable	4,508
Payable for shares redeemed	3,570
Due to affiliates	457
Other liabilities	613
Total liabilities	17,699
NET ASSETS	**$ 7,598,133**
Net Assets Consist of:	
Accumulated net investment loss	$ (4,257)
Accumulated undistributed net realized gain	387,387
Net unrealized gain	2,146,877
Paid-in capital applicable to 203,315,302 shares of $0.50 par value capital stock outstanding; 1,000,000,000 shares authorized	5,068,126
NET ASSETS	**$ 7,598,133**
NET ASSET VALUE PER SHARE	
Investor Class	
($7,286,295,661 / 194,908,261 shares outstanding)	**$ 37.38**
Advisor Class	
($311,837,486 / 8,407,041 shares outstanding)	**$ 37.09**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

			6 Months Ended 6/30/11
Investment Income (Loss)			
Income			
Dividend		$	26,965
Interest			278
Total income			27,243
Expenses			
Investment management			27,276
Shareholder servicing			
Investor Class	$	5,560	
Advisor Class		194	5,754
Rule 12b-1 fees			
Advisor Class			359
Prospectus and shareholder reports			
Investor Class		82	
Advisor Class		7	89
Custody and accounting			142
Registration			66
Legal and audit			16
Directors			16
Miscellaneous			16
Total expenses			33,734
Net investment loss			(6,491)
Realized and Unrealized Gain (Loss)			
Net realized gain (loss)			
Securities			391,515
Futures			3,608
Foreign currency transactions			(2)
Net realized gain			395,121
Change in net unrealized gain			
Securities			195,255
Futures			5,906
Change in net unrealized gain			201,161
Net realized and unrealized gain			596,282
INCREASE IN NET ASSETS FROM OPERATIONS			$ 589,791

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (6,491)	$ 9,483
Net realized gain	395,121	321,307
Change in net unrealized gain	201,161	1,314,363
Increase in net assets from operations	589,791	1,645,153
Distributions to shareholders		
Net investment income		
Investor Class	–	(9,127)
Net realized gain		
Investor Class	–	(219,031)
Advisor Class	–	(8,869)
Decrease in net assets from distributions	–	(237,027)
Capital share transactions*		
Shares sold		
Investor Class	802,025	972,050
Advisor Class	64,722	64,973
Distributions reinvested		
Investor Class	–	221,031
Advisor Class	–	8,687
Shares redeemed		
Investor Class	(601,369)	(956,830)
Advisor Class	(42,653)	(66,167)
Increase in net assets from capital share transactions	222,725	243,744
Net Assets		
Increase during period	812,516	1,651,870
Beginning of period	6,785,617	5,133,747
End of period	**$ 7,598,133**	**$ 6,785,617**
Undistributed (accumulated) net investment income (loss)	(4,257)	2,234

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares: the Small-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since June 1, 1956, and the Small-Cap Stock Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $89,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2011, the fund realized $11,521,000 of net gain on $24,163,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $12,000 for the six months ended June 30, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2011, the fund held equity futures with cumulative unrealized gain of $6,617,000 and cumulative unrealized loss of $0; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2011, the fund recognized $3,608,000 of realized gain on Futures and a $5,906,000 change in unrealized gain on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee; there were no such fees for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $960,408,000 and $818,359,000, respectively, for the six months ended June 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $939,000.

At June 30, 2011, the cost of investments for federal income tax purposes was $5,499,748,000. Net unrealized gain aggregated $2,146,877,000 at period-end, of which $2,537,664,000 related to appreciated investments and $390,787,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $56,000 for Price Associates; $650,000 for T. Rowe Price Services, Inc.; and $1,102,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2011, the fund was charged $145,000 for shareholder servicing costs related to the college savings plans, of which $114,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2011, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2011, the fund was allocated $888,000 of Retirement Funds’ expenses, of which $509,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2011, approximately 12% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the total expense ratio for both classes was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011